                                                                    EXHIBIT 10.9


                               PMSR FLOW AGREEMENT

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SELLER NAME: THE FIRST NATIONAL BANK OF BOSTON, 100 FEDERAL STREET, BOSTON,
             MASSACHUSETTS 02110

SELLER CONTACT PERSON: PARKS AVERY              PHONE NO:  (401) 278-8275
                                                FAX NO: (401)
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SELLER NAME:  BANK OF BOSTON CONNECTICUT, 31 PRATT STREET, HARTFORD,
              CONNECTICUT  06103

SELLER CONTACT PERSON: _____________________    PHONE NO: ____________________
                                                FAX NO: ______________________
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SELLER NAME:  RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, ONE HOSPITAL TRUST
              PLAZA, PROVIDENCE, RI

SELLER CONTACT PERSON: _____________________    PHONE NO: ____________________
                                                FAX NO: ______________________
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SELLER NAME:  BANK OF BOSTON FLORIDA, N.A., 450 ROYAL PALM WAY, PALM BEACH,
              FL 33480

SELLER CONTACT PERSON: _____________________    PHONE NO: ____________________
                                                FAX NO: ______________________
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This PMSR Flow Agreement (the "PMSR Flow Agreement") is entered into as of the date shown above by and between the Buyer and the Seller and applies to any of the transactions described below.

                                    RECITALS.

1. The Seller originates Mortgage Loans from time to time.

2. The Seller desires to sell to the Buyer the right, title, and interest in and to the Servicing Rights to certain Mortgage Loans on the terms and conditions set forth below in this PMSR Flow Agreement.

3. The Buyer desires to buy from the Seller the right, title, and interest in and to the Servicing Rights on the terms and conditions set forth below in this PMSR Flow Agreement.

IN CONSIDERATION of the mutual promises made in this PMSR Flow Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Buyer and the Seller agree as follows:



                                   ARTICLE 1.
                                  DEFINITIONS.

As used in this PMSR Flow Agreement, the following capitalized terms shall have the meanings given to them below:

1.1. "ADJUSTMENT DATE"  The third Business Day after the Transfer Date.

1.2. "AGENCY" means FHA, HUD, VA, and/or a private mortgage insurance company, as applicable.

1.3. "BORROWER" means each obligor under a Mortgage Note.

1.4. "BUSINESS DAY" means any day other than a Saturday, Sunday, federal holiday, or any other day on which the Buyer or the Seller is not open for business.

1.5. "BUYDOWN" means any reduction in a Borrower's monthly Mortgage Loan payment required under a Mortgage Note or otherwise provided for in a related document. The funds for each Buydown must be deposited into an Escrow Account and used to supplement the Borrower's monthly Mortgage Loan payment.

1.6. "BUYER" means BancBoston Mortgage Corporation, a business corporation organized under the laws of the state of Florida and with its principal place of business at 7301 Baymeadows Way, Jacksonville, Florida 32256. The Seller understands that the Buyer intends to change its name after the date of this PMSR Flow Agreement.

1.7. "CUSTODIAL ACCOUNT" means each deposit account maintained by the Seller which: (a) complies with Agency requirements and the Servicing PMSR Flow Agreement, and (b) contains P&I or T&I.

1.8. "CUSTODIAL FILE" means a file to be delivered to the Custodian which contains documents required by the Seller, including, but not limited to, original Mortgage Notes endorsed in blank by the Buyer, original recorded assignments from the Seller to the Buyer, any original recorded interim assignments relating to the Mortgage Loans, original recorded Mortgage, original title policies and any endorsements to such policies or other forms of evidence of title, and appraisals.

1.9. "CUSTODIAN" means the financial institution designated by the Buyer to hold in trust the Custodial Files. Unless otherwise (i) required by a secured party having a security interest in the Servicing Rights, or (ii) selected by the Buyer in accordance with the Servicing Agreement, the Custodian shall be The First National Bank of Boston.

1.10. "CUTOFF DATE" means the Business Day immediately preceding each Transfer Date.

1.11. "ESCROW ACCOUNTS" means Mortgage Loan escrow/impound accounts for taxes, insurance, assessments, ground rents, Buydowns, loss drafts, suspense balances, and any other such amounts which are maintained by the Seller as a fiduciary for the Borrowers and relate to the Servicing Rights.

1.12. "EXCLUDED MORTGAGE LOAN" A Mortgage Loan which is: (a) delinquent by three
(3) or more monthly payments as of the Transfer Date, (b) in litigation as of the Transfer Date, (c) in bankruptcy as of the Transfer Date, (d) in foreclosure or subject to an assignment of deed in lieu of foreclosure as of the Transfer Date, (e) repurchased prior to the Transfer Date, (f) paid in full within sixty
(60) days after the Sale Date, (g) subject to an interest rate subsidy under the Soldiers' and Sailors' Relief Act as of the Transfer Date, or (h) a HUD Repo or VA Vendee Mortgage Loan .

1.13. "FHA" means the Federal Housing Administration or any successor to the FHA.

1.14. "FLOOD SERVICE FEE" means a flood service fee paid by the Seller to the Flood Service Provider or the Buyer to obtain certain flood certification and "life of loan" tracking services for the Mortgage Loans.

1.15. "FLOOD SERVICE PROVIDER" means the company which provides a transferable flood certification and "life of loan" tracking service for the Mortgage Loans. The list of Flood Service Providers acceptable to the Buyer is set forth in EXHIBIT E to this PMSR Flow Agreement. The Flood Servicer Provider must guaranty the accuracy of the flood status determination and any future flood zone changes.

1.16. "GUIDE" means: (a) the HUD 4155.1 REV-4, Mortgage Credit Analysis for Mortgage Insurance on 1-to-4 Family Properties, HUD 4000.2 REV-2, Mortgagee Handbook Application Through Insurance (Single Family), HUD 4000.4 REV-1, Single Family Direct Endorsement Program, HUD 4145.1 REV-2, Architectural Processing and Inspections For Home Mortgage Insurance, 4150.1 REV-1 Valuation Analysis for Home Mortgage Insurance, HUD 4060.1 REV-1, Mortgagee Approval Handbook, (b) the VA Lender's Handbook, and/or (c) the provisions of the Servicing Agreement relating to the servicing procedures to be followed by the Buyer.

1.19. "HUD" means the United States Department of Housing and Urban Development, or any successor to HUD.

1.20. "MANDATORY DELIVERY" means the required delivery of Servicing Rights by the Seller to the Buyer under the terms of this PMSR Flow Agreement. The delivery of Servicing Rights by the Seller and the acceptance of Servicing Rights by the Buyer are not optional unless this PMSR Flow Agreement is terminated in the manner set forth below. The Seller's failure to sell and deliver the Servicing Rights to the Buyer will be a breach of this PMSR Flow Agreement.

1.21. "MARKETING AGREEMENT" means the Marketing Agreement to be entered into by and between GrantAmerica, Inc., which may later change its name, and Bank of Boston Corporation on or before the Closing Date and which will govern the terms under which Newco Mortgage Corporation's mortgagors may be solicited for certain products and services.

1.22. "MASTER TAKE-OUT COMMITMENT" means the take-out commitment entered or to be entered into by and between the Buyer and the Seller and pursuant to which the Seller will repurchase Mortgage Loans from the Buyer.

1.23. "MORTGAGE" means a mortgage, deed of trust, or other such security instrument which is executed by a Mortgagor pledging the Mortgaged Property as security for repayment of a Mortgage Note.

1.24. "MORTGAGE DOCUMENTS" means all documents required by an Agency and/or the Seller to service a Mortgage Loan.

1.25. "MORTGAGE LOAN" means a residential mortgage loan originated by the Seller which is: (a) secured by a Mortgage, and (b) the subject of the Servicing Rights purchased by the Buyer.

1.26. "MORTGAGE NOTE" means the written promise of a Borrower to pay a sum of money in United States' dollars at a stated interest rate over a specified term, and which is secured by a Mortgage.

1.27. "MORTGAGED PROPERTY" means the real property, together with the one-to-four family dwelling and any other improvements situated on such real property, which have been pledged by a Mortgagor under a Mortgage as collateral to secure the obligation under a related Mortgage Note.

1.28. "MORTGAGOR" means each person who executes a Mortgage.

1.29. "OPERATING AGREEMENT" means the Operating Agreement entered into by and between the Buyer and the Seller pursuant to which this PMSR Flow Agreement is attached as EXHIBIT E.

1.30. "P & I" means principal and interest.

1.31. "PMSR FLOW AGREEMENT" has the meaning set forth in the recitals.

1.32. "PRIOR ORIGINATOR" means each entity which originated a Mortgage Loan, other than the Seller.

1.33. "PURCHASE PRICE" means the purchase price for the Servicing Rights, as described in SECTION 4.1 below.

1.34. "PURCHASE PRICE PERCENTAGE" means the percentage set forth in EXHIBIT A to this PMSR Flow Agreement.

1.35. "SALE DATE" means (a) each date on which the Seller repurchases a Mortgage Loan from the Buyer under the Master Take-Out Commitment, or (b) upon expiration of the Master Take-Out Commitment, when the Buyer and the Seller mutually agree but in no event later than the date necessary to properly commence Servicing after the Mortgage Loan closing.

1.36. "SELLER" means the entity identified at the top of the first page of this PMSR Flow Agreement as the Seller.

1.37. "SERVICER" means the entity which is responsible for Servicing the Mortgage Loans.

1.38. "SERVICING" means the performance of Mortgage Loan servicing functions, including, but not limited to, (a) collecting and disbursing of funds held in trust to pay taxes, hazard insurance, mortgage insurance and other items as they become due, (b) collecting and remitting principal and interest payments to investors, and (c) resolving defaulted Mortgage Loans, in each case as set forth in the Servicing Agreement.

1.39. "SERVICING AGREEMENT" means the Mortgage Loan Servicing Agreement entered into by and between the Buyer and the Seller pursuant to which the Buyer agrees to service certain mortgage loans.

1.40. "SERVICING FEE" means the fee collected by the Servicer for Servicing the Mortgage Loans. The servicing fee shall be equal to the amount set forth in the Servicing Agreement.

1.41. "SERVICING FILE" means a file containing any and all documents required by an Agency and the Buyer to service Mortgage Loans on behalf of such Agency or the Seller.

1.42. "SERVICING RIGHTS" means the right to receive the Servicing Fee and any other income relating to or arising out of the Servicing Rights purchased by the Buyer under this PMSR Flow Agreement, including, but not limited to, the right to hold the Escrow Accounts.

1.43. "T & I" means the taxes, insurance and any additional amount other than P&I which is contained in an Escrow Account.

1.44. "TRANSFER DATE" means the Sale Date.

1.45. "TRETS" means Transamerica Real Estate Tax Service.

1.46. "TRETS FEE" means a tax service fee paid by the Seller to TRETS to obtain tax services from TRETS.

1.47. "VA" means the Department of Veterans Affairs or any successor to VA.


                                   ARTICLE 2.
         THE BUYER'S AND SELLER'S OBLIGATIONS BEFORE EACH TRANSFER DATE.

The Buyer and the Seller shall comply with the following terms and conditions before each Transfer Date.

2.1. CONSISTENT WITH THE SERVICING AGREEMENT. All Mortgage Loans delivered to the Buyer will be consistent with the criteria set forth in the Servicing Agreement and the Operating Agreement.

2.2. AGENCY NOTIFICATION OF TRANSFER.

The Seller will, at its sole cost, notify the applicable Agency of the transfer of the Servicing Rights to the Buyer within the time period required by the applicable Agency. The Seller shall pay any and all transfer fees charged by such Agency.

2.3.  BORROWER COMMUNICATIONS.

The Seller will give written notice to each Borrower of the transfer of the Servicing Rights to the Buyer in compliance with applicable law, including, but not limited to, the Real Estate Settlement Procedures Act and its implementing Regulation X. Such notice will include, but not be limited to, instructions about when and where the Borrower should make the Borrower's next Mortgage Loan payment. The notice will instruct Borrowers to forward future Mortgage Loan payments to an address to be provided to the Borrower in the Seller's mortgage servicing transfer letter (the "good-bye letter").

2.4. FLOOD SERVICE COMMUNICATIONS WITH FLOOD SERVICE PROVIDER.

The Seller will give written notice to each Flood Service Provider of the transfer of Servicing Rights to the Buyer. The Seller will provide any information required by such Flood Service Provider to effect the creation and/or transfer of "life of loan" tracking service to the Buyer.

2.5. INSURANCE COMMUNICATIONS.

2.5.1. COMMERCIAL INSURANCE CARRIERS. The Seller will give written notice to each insurance carrier of the transfer of Servicing Rights to the Buyer. Such notice will include the following requests:

(a) Name the Buyer and its successors and assigns as an insured in the lender's policy of title insurance for the Mortgage Loan (unless the lender's policy of title insurance for the Mortgage Loan defines "insured" to include any owner of indebtedness secured by the insured Mortgage),

(b) Name the Buyer and its successors and assigns as an insured, and include a lender's loss payable endorsement, in the fire and extended coverage policy for the Mortgaged Property,

(c) Name the Buyer and its successors and assigns as an insured, and include a lender's loss payable endorsement, in the flood insurance policy and in the catastrophe insurance policy, if any, for the Mortgaged Property, and

(d) Name the Buyer and its successors and assigns as an insured, and include a lender's loss payable endorsement, in the private mortgage insurance policy for the Mortgage Loan.

The Buyer's Mortgage Loan numbers must be included as part of the information provided by the Seller to the insurance carrier under this SECTION 2.5.1.

2.5.2. FHA INSURANCE. The Seller will give notice to FHA of the transfer of the Servicing Rights to the Buyer in accordance with FHA guidelines.

2.6. NO OBLIGATION TO BUY.

Nothing in this PMSR Flow Agreement will be construed as obligating the Buyer to purchase any Servicing Rights from the Seller unless the related Mortgage Loan conforms in all respects to the terms, conditions, representations, warranties, and covenants contained in this PMSR Flow Agreement.

2.7. SOLICITATION FOR REFINANCES.

The Seller's ability to solicit a Borrower for a refinancing is described in the Marketing Agreement.

2.8. ACCESS TO INFORMATION.

The Seller will give to the Buyer and its counsel, accountants, and other representatives reasonable access, upon reasonable prior notice, during normal business hours throughout the period before each Transfer Date, to all of Seller's files, books and records relating to the Mortgage Loans, Servicing Rights and/or Escrow Accounts.


                                   ARTICLE 3.
      THE BUYER'S AND SELLER'S OBLIGATIONS ON AND AFTER THE TRANSFER DATE.

3.1. SELLER TRANSFERS SERVICING RIGHTS.

The Seller will transfer the applicable Servicing Rights to the Buyer on each Transfer Date.

3.2. SELLER ASSIGNS  SERVICING RIGHTS.

The Seller will prepare and record the assignments of lien required to service the Mortgage Loans at its sole cost and expense. The Seller will not use: (a) blanket assignments, or (b) facsimile signatures on any assignment.

3.3. TRETS FEES.

TRETS will provide all tax related services for the Mortgage Loans. For each Mortgage Loan, the Seller will pay any and all TRETS fees as negotiated with TRETS for the "life of loan" transferable contracts.

3.4. FLOOD CERTIFICATION FEES

For each Mortgage Loan, the Seller will: (a) transfer and assign a "life of loan" transferable flood tracking service contract to the Buyer, and (b) pay any and all Flood Service Provider fees as negotiated with the applicable Flood Service Provider for the "life of loan" transferable tracking services.

3.5. MORTGAGE PAYMENTS RECEIVED AFTER TRANSFER DATE.

The Seller will deliver to the Buyer by overnight courier each Mortgage Loan payment received by the Seller each day during the sixty (60)-day period following each Transfer Date. The Seller will deliver to the Buyer by first class mail each Mortgage Loan payment received by the Seller each day after such sixty (60)-day period has ended. Each Mortgage Loan payment will be accompanied by: (a) an endorsement assigning such payment to the Buyer, and (b) information sufficient to permit the Buyer to process each such payment.

3.6. SUPPLEMENTARY INFORMATION.

The Seller will give the Buyer any and all information which is reasonably necessary for the Buyer to Service the Mortgage Loans no later than ten (10) Business Days after the Seller receives the Buyer's request for such information.


                                   ARTICLE 4.
                               THE PURCHASE PRICE.

4.1. CALCULATING THE PURCHASE PRICE.

With respect to Servicing Rights purchased by the Buyer under a flow arrangement, the Buyer will pay the Purchase Price to the Seller in an amount equal to:

(a) the Purchase Price Percentage shown in EXHIBIT A to this PMSR Flow Agreement, as amended from time to time by the Buyer,

(b) multiplied by the outstanding principal balance of the applicable Mortgage Loans as of the Sales Date, less the amount of the outstanding principal balance of the Excluded Mortgage Loans.

(c) adjusted in the manner set forth in EXHIBIT A to this PMSR Flow Agreement, as amended from time to time by the Buyer.

4.2. WHEN THE PURCHASE PRICE WILL BE PAID TO THE SELLER.

The Buyer will pay the Purchase Price to the Seller on the applicable Sale Date.

4.3. ADJUSTMENTS FOR MORTGAGE LOAN PAYOFFS.

If a Mortgage Loan, with the exception of an Excluded Mortgage Loan, is paid off within sixty (60) days after the Sale Date, the Purchase Price shall be reduced in an amount equal to: (a) the outstanding principal balance of the Mortgage Loan as of the Sale Date, and (b) multiplied by the Purchase Price Percentage applicable to the Servicing Rights at the time the Buyer purchased such Servicing Rights.

4.4. CORRECTIONS.

If, within one hundred and eighty (180) days after the Transfer Date: (i) the principal balance of any Mortgage Loan used in computing the amount of the Purchase Price were found to be incorrect, or (ii) any other item which affects the Purchase Price is found to be incorrect, the Purchase Price will be adjusted promptly, and adjustments will be made to the appropriate party.


                                   ARTICLE 5.
                  REIMBURSEMENT FOR DELINQUENT MORTGAGE LOANS.

5.1 REASONS WHY.

The Seller will reimburse the Purchase Price to the Buyer if a Mortgage Loan becomes sixty (60) days or more delinquent during the first twelve (12) months following the first payment due to the Buyer and the Mortgage Loan subsequently becomes ninety (90) days or more delinquent.

5.2. REIMBURSEMENT AMOUNT.

If the Seller reimburses the Purchase Price to the Buyer, the Seller will pay to the Buyer an amount equal to:

(a) the then current unpaid principal balance of the Mortgage Loan,

(b) multiplied by the Purchase Price Percentage applicable to the Servicing Rights at the time the Buyer purchased such Servicing Rights..

5.3. TIMING FOR REIMBURSEMENT.

The Seller will complete each such reimbursement transaction no later than ten
(10) Business Days after the Seller has received notice of such reimbursement requirement from the Buyer.

                                   ARTICLE 6.
     SELLER'S REPRESENTATIONS AND WARRANTIES RELATING TO THE MORTGAGE LOANS.

The Seller represents and warrants to the Buyer with respect to each Mortgage Loan that, as of the Sale Date, to and including each Transfer Date:

6.1. NOTE AND MORTGAGE ARE VALID OBLIGATIONS OF THE OBLIGORS.

The Mortgage Note and the related Mortgage are genuine and each is the legal, valid, and binding obligation of the related Borrower and Mortgagor, enforceable in accordance with their terms, except as such enforceability may be limited by
(a) applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights or debtors' obligations from time to time in effect, and (b) the availability of the remedy of specific performance or injunctive relief or any other equitable remedy.

All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage, and each Mortgage Note and Mortgage have been duly and properly executed by such parties.

6.2. LIENS FREE OF ENCUMBRANCE.

The Mortgage is a valid and existing lien on the Mortgaged Property described in the Mortgage, and the Mortgaged Property is free and clear of all encumbrances and liens, including but not limited to mechanics' liens and materialmen's liens, having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable, and no rights are outstanding that under the law could give rise to such lien.

6.3. LOANS SATISFY THE GUIDE.

Each Mortgage Loan satisfies the requirements and terms set forth in the applicable Guide in effect at the time of delivery to the applicable Agency. There is no circumstance or condition relating to a Mortgage Loan, the Mortgaged Property, the Mortgage Documents, the Borrower or the Borrower's credit standing that can reasonably be expected to cause an Agency to regard a Mortgage Loan as not eligible for insurance coverage or guaranty, as applicable.

6.4. NO PERSON OR MORTGAGE RELEASED.

No party to the Mortgage Note or Mortgage has been released in whole or in part from the Mortgage Note or the Mortgage, and no part of the Mortgaged Property has been released from the Mortgage.

6.5. NO  TAX LIENS.

There was no delinquent tax or delinquent assessment lien against the Mortgaged Property at the time the related Mortgage Loan was closed or on the Transfer Date. If the Seller receives knowledge of any such delinquency, the Seller must notify the Buyer within two (2) Business Days after obtaining such knowledge and cure such event within thirty (30) days after such notice. In any event, the Seller will indemnify and hold Buyer harmless from and against any and all costs, losses, and expenses relating to or arising out of such delinquency.

6.6. SELLER HAS PAID ALL TAXES AND ASSESSMENTS.

All taxes, governmental assessments, all hazard insurance premiums, flood insurance premiums, mortgage insurance premiums, leasehold payments or ground rents which previously became due have been paid by the Seller or, if not escrowed, by the applicable Borrower.

6.7. NO DEFENSE TO PAYMENT.

The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim, or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

6.8. LOANS COMPLY WITH LAW.

Each Mortgage Loan application was taken and processed, and each Mortgage Loan was made in compliance in all material respects with all applicable local, state and federal laws, regulations, rules and orders, including without limitation; usury, the Equal Credit Opportunity Act and its implementing Regulation B, the Real Estate Settlement Procedures Act and its implementing Regulation X, the Financial Institutions Reform Recovery And Enforcement Act and its implementing regulations, Federal Deposit Insurance Corporation Improvement Act, the Truth-In-Lending Act and its implementing Regulation Z, the Fair Credit Reporting Act and any applicable state credit reporting laws, the Fair Debt Collection Practices Act, the Fair Housing Act, and Fair Lending Laws in all material respects, and consummation of the transactions contemplated hereby, by the Seller will not involve the violation in any material respect of any such laws.

6.9. ADEQUATE REMEDIES OF HOLDER.

Each Mortgage contains customary and enforceable provisions which give the holder of the Mortgage adequate rights and remedies to realize against the Mortgaged Property and to benefit from its security, including, but not limited to: (a) in the case of a Mortgage designated as a Deed of Trust, by trustee's sale; and (b) otherwise by foreclosure subject, in each case, to any limitations arising from any bankruptcy, insolvency or other similar laws for the benefit of debtors.

6.10. TITLE INSURANCE.

A title insurance policy has been issued for each Mortgage Loan insuring the Seller, its successors and assigns, in an amount no less than the outstanding Mortgage Loan principal balance, that the related Mortgage is a valid lien on the Mortgaged Property and that the Mortgaged Property is free and clear of all encumbrances and liens having priority over the lien of the Mortgage, except for: (a) liens for real estate taxes and special assessments not yet due and payable, (b) covenants, restrictions, rights of way, easements, and other matters customary and acceptable to institutional lenders and title insurance companies in the jurisdictions in which such Mortgaged Property is located, and
(c) easements and restrictions of record being acceptable to the Agencies and to the Buyer, and specifically identified in the title insurance policy. Unless the Mortgaged Property is within a jurisdiction where title insurance was unavailable, or the form of title evidence is not the general form, a mortgage title insurance policy on current prescribed ALTA form, or such other form of title insurance policy with a carrier acceptable to the Agencies and reasonably acceptable to the Buyer, is in effect as to the Mortgaged Property.

6.11. NO CONDEMNATION PROCEEDINGS.

There is no proceeding pending for the total or partial condemnation of the Mortgaged Property and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the

Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

6.12. NO VIOLATION OF ZONING LAWS.

No improvements located on or being part of the Mortgaged Property are in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates have been made or obtained from the appropriate authorities.

6.13. PROCEEDS FULLY DISBURSED.

Except for Escrows Account funds retained for completion of Mortgaged Property improvements, the proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any Escrow Account funds therefore have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans has been paid by the Seller.

6.14. DUE ON SALE.

Each Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold or transferred without the prior consent of the mortgagee thereunder, unless prohibited by state law, and subject to any limitations arising from any bankruptcy, insolvency or other similar laws for the benefit of debtors.

6.15. ORIGINATION AND COLLECTION PRACTICES.

The origination and collection practices used by the Seller for each Mortgage Loan have been in all respects legal, proper, prudent, customary in the mortgage servicing business, and in accordance with the applicable Agency's Guide. There are no deficiencies in any Escrow Account deposit or payment, and no Escrow Account deposits or payments or other charges or prepayments due to the Seller have been capitalized under any Mortgage or the related Mortgage Note.

6.16. HAZARD INSURANCE.

There is in force for each Mortgaged Property a hazard insurance policy which:
(a) is acceptable to the applicable Agency and reasonably acceptable to the Buyer, (b) contains a standard mortgagee clause, (c) insures against loss or damage by fire, all other hazards set forth in the standard extended coverage form of endorsement, and any other insurable risks against hazards required by the applicable Agency, (d) has been issued in an amount equal to at least the lesser of the outstanding principal balance of the Mortgage Loan or the full insurable value of the improvements to the Mortgaged Property, and (e) if required by the Flood Disaster Protection Act of 1973 and the National Flood Insurance Reform Act of 1994, a flood insurance policy in an amount representing coverage at least equal to the lesser of the outstanding principal balance of the Mortgage Loan or the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973 and the National Flood Insurance Reform Act of 1994. The improvements to the Mortgaged Property have not been affected in any substantial manner or suffered any material loss as a result of any fire, explosion, accident, strike, riot, war or act of God or the public enemy as of the Transfer Date, except as disclosed by the Seller to the Buyer in accordance with EXHIBIT B to this PMSR Flow Agreement. All such insurance policies remain in full force and effect.

6.17. SURVEYS AND FLOOD INSURANCE.

A survey, where required, has been made of the Mortgaged Property, and if in a flood zone A or V in a FEMA flood map area in a participating community, flood insurance has been provided. All of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property unless covered by title insurance and/or waivers.

6.18. PMI.

All Mortgage Loans which are the subject of private mortgage insurance are evidenced by a private mortgage insurance policy. With respect to each such policy: (a) all provisions of such private mortgage insurance policy have been and are being complied with, (b) such policy is in full force and effect, and
(c) all premiums due under such policy have been paid by the Seller. Any Mortgage Loan subject to any such private mortgage insurance policy obligates the Borrower to maintain such private mortgage insurance policy and pay all such premiums and charges in connection therewith. Each private mortgage insurance company will be reasonably acceptable to the Buyer.

6.19. FHA INSURANCE AND VA GUARANTY.

Each Mortgage Loan to be insured by the FHA is eligible for FHA insurance, and the FHA insurance premiums which are due and payable for each such Mortgage Loan have been paid by the Seller. Each Mortgage Loan to be guaranteed by the VA is eligible for a VA guaranty.

6.20. APPRAISALS.

An appraisal has been made of each Mortgaged Property which conforms with: (a) the applicable Guide, (b) the applicable Agency's requirements, (c) the Buyer's requirements, and (d) applicable laws, rules, regulations and orders, including, but not limited to, the Financial Institutions Reform Recovery And Enforcement Act and its implementing regulations.

6.21. MORTGAGED PROPERTY LOCATED IN THE U.S.

The Mortgaged Property is located in the continental United States or the State of Hawaii, and all such Mortgage Loans consist of a single parcel of real property with a detached one-to-four family dwelling, a townhouse, or an individual condominium unit in a development or an individual unit in a planned unit development.

6.22. NO SUPERFUND SITE.

The Mortgaged Property is not located on a superfund site.

6.23. DOCUMENTS COMPLY WITH GUIDE.

The Mortgage Documents satisfy each of the requirements of the applicable Guide and the Buyer, and the Mortgage Documents have been duly executed and are in a form acceptable to the applicable Agency and the Buyer.

Each Mortgage Note, Mortgage and appraisal are on forms acceptable to the applicable Agency and the Buyer, and the Mortgage Loan was originated, serviced, and delivered, as applicable, in accordance with the applicable Guide and the Buyer's requirements.

6.24. SERVICING FILES.

All documents which are required to be in the Servicing File have been provided to the Buyer by the Seller in accordance with the applicable Agency's Guide.

6.25. ASSIGN MORTGAGE TO BUYER.

Each Mortgage, has been properly assigned to the Buyer by the Seller.

6.26. MORTGAGED PROPERTY TAX IDENTIFICATION.

Each Mortgaged Property tax identifications and Mortgaged Property description is, in all material respects, accurate, complete and legally sufficient. Tax segregation, where required, has been completed.

6.27. INTEREST ON ESCROW ACCOUNTS.

The Seller has credited to each Borrower's account all interest required to be paid on any Escrow Account through each Transfer Date. The Seller will provide to the Buyer evidence of each such payment upon the Buyer's request. If required by applicable law, rules, regulations or orders, the Seller has implemented backup withholding of interest accrual on each such Escrow Account, and the Seller will provide to the Buyer evidence of each such backup withholding on or before each Transfer Date.

6.28. PAYOFF STATEMENTS.

Each Mortgage Loan payoff and assumption statement provided by the Seller to a Mortgagor, Borrower, or his/her agent is complete and accurate.

6.29. ESCROW ACCOUNTS.

There is an Escrow Account for each Mortgage Loan which is required by an applicable Agency to have an Escrow Account. Each Escrow Account (whether voluntary or required by an Agency or the Seller, has been created, maintained, serviced, and disbursed in compliance, in all material respects, with: (a) the applicable Guide, (b) the applicable Agency's requirements, (c) the Mortgage Documents, and (d) applicable laws, rules, regulations and orders. All payments for taxes, assessments, ground rents, hazard insurance, mortgage insurance, flood insurance, optional insurance and any other such items constituting an expenditures from each Escrow Account have been made before such amounts became delinquent or lost any possible discount. Each item in an Escrow Account contains funds in the proper amount.

6.30. ESCROW ANALYSIS.

The Seller has: (a) analyzed the payments into each Escrow Account, (b) analyzed disbursements from each Escrow Account, (c) made the appropriate adjustments to each Escrow Account which has a deficiency or surplus, (d) performed any additional analysis and made any additional adjustments as may be required by the applicable Guide, the applicable Agency's requirements, and applicable laws, rules, regulations and orders, including, but not limited to, the Real Estate Settlement Procedures Act and its implementing Regulation X.


6.31. PLEDGED ACCOUNTS.

There are no pledged accounts relating to a Mortgage Loan which are used in lieu of Escrow Account deposits or because a Borrower is a resident alien.

6.32. TAX SERVICE CONTRACTS.

Each Mortgage Loan has in full force and effect a "life of loan" transferable tax service contracts, which contracts are either with TRETS or are fully transferable to TRETS, without the payment of any fee by the Buyer.

6.33. FLOOD CERTIFICATION AND TRACKING SERVICES.

Each Mortgage Loan has in full force and effect a transferable flood insurance certification and a "life of loan" tracking service contract, which contract is either with a Flood Service Provider or is fully transferable to the Buyer's Flood Service Provider, without the payment of any fee by the Buyer.

6.34. SELLER'S STATEMENTS ARE TRUE AND ACCURATE.

No representation, warranty or written statement made by the Seller in this PMSR Flow Agreement, or in any schedule, written statement or certificate given to the Buyer in connection with the transactions contemplated by this PMSR Flow Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements in this PMSR Flow Agreement or in any of such statements and certificates not misleading.

6.35. DISCLOSURE OF MORTGAGE LOAN ACCOUNT INFORMATION.

Except as otherwise indicated in writing to the Buyer prior to the date of this PMSR Flow Agreement, the Seller has not disclosed Mortgage Loan information, including, but not limited to, the names and addresses of the Mortgagors or the Borrowers, to any person or entity unless such disclosure was necessary to comply with an Agency Agreement or with applicable state or federal law, rule, regulation, or order. Notwithstanding the above, any disclosure of Mortgage Loan information to credit bureaus is governed by contracts that prohibit any person from directly or indirectly using such information for solicitation of the Mortgagors or Borrowers for financial, insurance and/or related services or products.

6.36. SELLER'S BOOKS AND RECORDS.

The Seller's books, records and accounts relating to the Mortgage Loans comply in all material respects with all applicable Agency requirements and the Guides.

6.37. SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940.

Each Mortgage Loan which is the subject of a Borrower's request for an adjustment under the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, is separately identified by the Seller in writing.

6.38. FRAUD.

No Mortgage Loan has been originated through any type of fraud or deceit. The Seller shall retain the risk of bankruptcy, foreclosure, delinquency, fraud and other such matters relating to the Mortgage Loans.

6.39. SOCIAL SECURITY NUMBERS.

The Seller has complied with all Internal Revenue Service requirements relating to or arising out of the procurement of a Social Security number.

6.40. WARRANTIES SURVIVE.

The Seller agrees that all warranties and obligations under this PMSR Flow Agreement are perpetual and will survive the termination of this PMSR Flow Agreement.


                                   ARTICLE 7.
                     SELLER'S REPRESENTATIONS AND WARRANTIES
                        WITH RESPECT TO SERVICING RIGHTS.

The Seller represents and warrants to the Buyer with respect to the Servicing Rights that, as of each Transfer Date:

7.1. GOOD AND MARKETABLE TITLE.

The Seller has good and marketable title to the Servicing Rights, and has the complete right and power to transfer the Servicing Rights to the Buyer, free and clear of all liens, claims, charges, defenses, offsets, and encumbrances, including, but not limited to, those of the Seller arising by, through, or under the Seller. The Seller is not obligated either contractually or otherwise to sell the Servicing Rights to any other person or entity.

7.2. NO ENCUMBRANCES.

Each transfer of the Servicing Rights by the Seller to the Buyer is free and clear of any and all adverse claims and encumbrances, and there is no existing assignment, sale or hypothecation thereof, except as contemplated by this PMSR Flow Agreement.

7.3. ALL REPORTS FILED.

The Seller has filed all reports required by all government agencies with jurisdiction over the Servicing Rights.


7.4. COMPLIANCE WITH CONTRACTS AND AGENCY AGREEMENTS.

The Seller has complied in all material respects with all of the terms and obligations of all contracts to which the Seller is a party, and with all applicable federal, state and local laws, regulations, rules and orders, in each case, which might materially and adversely affect any of the Servicing Rights and/or the Mortgage Loans. No event has occurred and is continuing which under the provisions of any Guide or any other document or agreement, but for the passage of time or the giving of notice, or both, would constitute an event of default by the Seller thereunder. The laws and regulations with which the Seller has complied in all material respects include, but are not limited to, all applicable Guides and Agency requirements. The Seller has not done or failed to do any act or thing which could reasonably be expected to materially and adversely affect the Servicing Rights.

7.5. LITIGATION.

There is no litigation, proceeding or governmental investigation pending or threatened, and the Seller does not know of any facts which could reasonably be expected to result in any such litigation, proceeding or governmental investigation, or any order, injunction or decree outstanding which does or could reasonably be expected to materially and adversely affect any of the Mortgage Loans or the Servicing Rights.

7.6. COMPLIANCE WITH LAW AND AGENCY REQUIREMENTS.

The Seller has not violated any: (a) applicable law, regulation, rule or order,
(b) Guide, (c) Agency requirement, or (c) any other requirement of any governmental body which may materially affect any of the Servicing Rights.

7.7. WARRANTIES SURVIVE.

The Seller agrees that all warranties and obligations under this PMSR Flow Agreement are perpetual and will survive the termination of this PMSR Flow Agreement.



                                   ARTICLE 8.
                     MUTUAL REPRESENTATIONS AND WARRANTIES.

The Seller represents and warrants to the Buyer with respect to the following statements relating to the Seller, and the Buyer represents and warrants to the Seller with respect to the following statements relating to the Buyer, that as of the date of this PMSR Flow Agreement:

8.1. PARTY IS DULY ORGANIZED.

The First National Bank of Boston, Rhode Island Hospital Trust National Bank and Bank of Boston-Florida, N.A. are each duly organized and validly existing national banking associations; Bank of Boston Connecticut is a duly organized and validly existing state-chartered savings bank and the Buyer is a duly organized and validly existing corporation. Each is in good standing under the laws of its jurisdiction of organization, and has the requisite power and authority to enter into this PMSR Flow Agreement and any other agreements to which it is a party and that are contemplated by this PMSR Flow Agreement.

8.2. AGREEMENT IS DULY AUTHORIZED.

It has all requisite power, authority and capacity to enter into this PMSR Flow Agreement and to perform the obligations required of it under this PMSR Flow Agreement. The execution and delivery of this PMSR Flow Agreement by it and the consummation of the transactions contemplated by this PMSR Flow Agreement by it, have been duly and validly authorized by all necessary action. This PMSR Flow Agreement constitutes its valid and legally binding agreement, enforceable in accordance with its terms, except as it may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights and by general equity principles, and no offset, counterclaim or defense exists to the full performance of this PMSR Flow Agreement by such party.

8.3. AGREEMENT DOES NOT VIOLATE ANY OTHER OBLIGATION.

Insofar as its capacity to carry out any obligation under this PMSR Flow Agreement is concerned, it is not in violation in any material respect of any provision of any charter, certificate of incorporation, by-law, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation, and there is no such provision that materially and adversely affects its capacity to carry out such obligations. Its execution of, and performance pursuant to, this PMSR Flow Agreement will not result in such violation.

8.4. PARTY IS DULY LICENSED.

It holds the required licenses and is in compliance with all applicable state and federal laws governing the transfer and Servicing of Mortgage Loans transferred under this PMSR Flow Agreement.

8.5. WARRANTIES SURVIVE.

It agrees that all warranties and obligations under this PMSR Flow Agreement are perpetual and will survive the termination of this PMSR Flow Agreement.



                                   ARTICLE 9.
                CONDITIONS PRECEDENT TO THE BUYER'S OBLIGATIONS.

The Buyer's obligations under this PMSR Flow Agreement are subject to the satisfaction of each of the following conditions:

9.1. INSPECTION AND VERIFICATION.

The Buyer may from time to time upon reasonable prior notice during normal business hours inspect and review the Seller's books, records, accounts, quality control policies and procedures, and underwriting policies and procedures relating to the Mortgage Loans, but in no event more than two (2) such reviews each year. Such books, records, accounts, quality control policies and procedures and underwriting policies will be reasonably satisfactory to the Buyer.

9.2. CORRECT REPRESENTATIONS AND WARRANTIES .

Each of the Seller's representations and warranties under this PMSR Flow Agreement are true and correct in all material respects and remain true and correct in all material respects as of each Sale Date and each Transfer Date.

9.3. SELLER COMPLIES WITH EACH OBLIGATION.

As of each Transfer Date, the Seller has complied in all material respects with each term, covenant, condition of this PMSR Flow Agreement applicable to the Seller as of such date.

9.4. REGULATORY APPROVALS.

The Seller will, at its sole expense, obtain the approval of each Agency to transfer the Servicing Rights from the Seller to the Buyer under this PMSR Flow Agreement.

9.5. NO ACTIONS.

Through and including the Sale Date, there will not have been commenced or threatened any action, suit, or proceeding against the Seller, which could reasonably be expected to materially and adversely affect the Servicing Rights, the Mortgage Loans, the Escrow Accounts, and/or the consummation of the transactions contemplated hereby.


                                   ARTICLE 10.

                CONDITIONS PRECEDENT TO THE SELLER'S OBLIGATIONS.

The Seller's obligations under this PMSR Flow Agreement are subject to the satisfaction of each of the following conditions:

10.1. CORRECT REPRESENTATIONS AND WARRANTIES.

Each of the Buyer's representations and warranties under this PMSR Flow Agreement are true and correct in all material respects and remain true and correct in all material respects as of each Sale Date and each Transfer Date.

10.2. BUYER COMPLIES WITH EACH OBLIGATION.

As of each Transfer Date, the Buyer has complied in all material respects with each term, covenant, condition of this PMSR Flow Agreement applicable to the Buyer as of such date.

10.3. NO MATERIAL ADVERSE CHANGE.

There will not have been any material adverse change in the Buyer's relationship with, or authority from, an Agency.

10.4. NO ACTIONS.

Through and including the Sale Date, there will not have been commenced or threatened any action, suit, or proceeding against the Buyer, which could reasonably be expected to materially and adversely affect the Buyer's ability to consummate the transactions contemplated hereby.

10.5. SERVICING AGREEMENT.

The Servicing Agreement shall remain in full force and effect and the representations and warranties of the Buyer in the Servicing Agreement shall be true and correct in all material respects.

                                   ARTICLE 11.
                                 MISCELLANEOUS.

11.1. TERM OF THIS PMSR FLOW AGREEMENT.

This PMSR Flow Agreement will have the same term as set forth in SECTION 6.6 of the Operating Agreement, which SECTION 6.6 is incorporated herein by reference.

11.2. TERMINATION  OF THIS PMSR FLOW AGREEMENT.

This Agreement shall be terminated only in accordance with the provisions of
SECTION 6.7 of the Operating Agreement.

11.3. FURTHER ASSURANCES.

The Buyer and the Seller will from time to time execute and promptly deliver to each other such documents, assignments, endorsements, applications or other instruments necessary or reasonably proper or convenient to effectuate the assignments, transfers and other transactions contemplated by this PMSR Flow Agreement.

11.4. INDEMNIFICATION.

The Seller shall indemnify the Buyer and shall hold the Buyer harmless from and against any and all losses, liabilities, penalties, damages, expenses or other harm or injury which the Buyer may incur or suffer or which may be asserted by any person or entity, including reasonable attorneys' fees and court costs, arising out of any action at any time taken or omitted to be taken (a) by the Seller under or in connection with this PMSR Flow Agreement and/or any applicable Exhibit to the Agreement, including, without limitation, any failure by the Seller to observe and perform properly each and every covenant of this PMSR Flow Agreement and/or any applicable Exhibit to the Agreement, or (b) by the Buyer in reliance upon information provided to the Buyer by the Seller. Without limiting the above, the Seller shall indemnify the Buyer and shall hold the Buyer harmless from and against any and all losses, liabilities, penalties, damages, expenses or other harm or injury which the Buyer may incur or suffer or which may be asserted by any person or entity, including reasonable attorneys' fees and court costs, arising out of any Mortgage Loan or the Servicing Rights relating to such Mortgage Loan which result from:

(a) Any misrepresentation made by the Seller in this PMSR Flow Agreement or any initial offering information provided to the Buyer,

(b) Any breach by the Seller or Prior Originator of any of the Seller's representations or warranties under this PMSR Flow Agreement,

(c) Any act, or failure to act or perform any term, covenant, condition or obligation of the Seller under this PMSR Flow Agreement, or any act or failure to act by any Prior Originator of a Mortgage Loan,

(d) Any defect in any Mortgage Loan existing as of the Transfer Date,

(e) Errors in originating, closing, pooling, or Servicing any Mortgage Loan prior to the Transfer Date, including any improper act or failure to act when required to do so,

(f) The Seller's failure to: (i) allow the Buyer to inspect the Seller's records, (ii) comply with the terms and conditions of this PMSR Flow Agreement,
(iii) comply with the Buyer's instructions relating to the transfer of the Servicing Rights for the Mortgage Loans, (iv) give the Buyer accurate information relating to the Mortgage Loans when requested by the Buyer,

(g) Any Agency demand for indemnification or repurchase relating to an error or omission of the Seller or Prior Originator,

(h) Any and all losses incurred as a result of the forfeiture of any Mortgaged Property to the United States under 21 U.S.C. Section 881 or to any other governmental entity, including, but not limited to, any state or municipality under any comparable state or local law by reason that: (i) the Mortgaged Property is proceeds traceable to an exchange for a controlled substance, (ii) the Mortgage Property was purchased with proceeds traceable to an exchange for a controlled substance, (iii) the Mortgaged Property was used and was intended to be used to facilitate the commission of a violation of 21 U.S.C. Section 841, and/or (iv) the Mortgaged Property was used in a manner violating a comparable state or local law, such that the Buyer cannot prevail in asserting an "innocent owner" defense due to the acts or omissions of the Seller or any Prior Originator of a Mortgage Loan,

(i) Any representation or promise by the Seller or any Prior Originator of a Mortgage Loan to a Mortgagor or Borrower that a Mortgage Loan could be refinanced at any time after the closing with any term or condition which is more favorable than the terms and conditions offered by the Buyer to members of the general public, and/or

(j) Any and all losses incurred as a result of a VA no bid or buydown in lieu of such no-bid for Mortgage Loans on which foreclosure action is commenced within three (3) years after the Transfer Date.

The Buyer shall indemnify the Seller and shall hold the Seller harmless from and against any and all losses, liabilities, penalties, damages, expenses or other harm or injury which the Seller may incur or suffer or which may be asserted by any person or entity, including reasonable attorneys' fees and court costs, arising out of any action at any time taken or omitted to be taken (a) by the Buyer under or in connection with this PMSR Flow Agreement and/or any applicable Exhibit to the Agreement, including, without limitation, any failure by the Buyer to observe and perform properly each and every covenant of this PMSR Flow Agreement and/or any applicable Exhibit to the Agreement, or (b) by the Seller in reliance upon information provided to the Seller by the Buyer. Without limiting the above, the Buyer shall indemnify the Seller and shall hold the Seller harmless from and against any and all losses, liabilities, penalties, damages, expenses or other harm or injury which the Seller may incur or suffer or which may be asserted by any person or entity, including reasonable attorneys' fees and court costs, arising out of any Mortgage Loan or the Servicing Rights relating to such Mortgage Loan which result from:

(a) Any misrepresentation made by the Buyer in this PMSR Flow Agreement or any initial offering information provided to the Seller,

(b) Any breach by the Buyer of any of the Buyer's representations or warranties under this PMSR Flow Agreement,

(c) Any act, or failure to act or perform any term, covenant, condition or obligation of the Buyer under this PMSR Flow Agreement,

11.5. POWER OF ATTORNEY.

The Seller irrevocably constitutes and appoints the Buyer and its duly authorized officers as the Seller's agent and attorney-in-fact coupled with an interest, to endorse checks and other instruments of payment with respect to the Mortgage Loans.

11.6. NOTICES.

All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed given if delivered personally, transmitted by facsimile (and telephonically confirmed), mailed by registered or certified mail with postage prepaid and return receipt requested, or sent by commercial overnight courier, courier fees prepaid, to the parties at the following addresses:

If to Buyer, to:

Debra F. Watkins
Senior Vice President
BancBoston Mortgage Corporation
7301 Baymeadows Way
Jacksonville, FL  32256

With a copy to:

Robert J. Jacobs
General Counsel
BancBoston Mortgage Corporation
7301 Baymeadows Way
Jacksonville, FL  32256

If to Seller to:

Parks Avery
Rhode Island Hospital Trust National Bank
15 Westminster Street
Providence, Rhode Island   02903

Cathy Elder
The First National Bank of Boston
100 Federal Street
Boston, Massachusetts  02110

With a copy to:

Ryan S. Stinneford
Senior Counsel
The First National Bank of Boston
100 Federal Street
Boston, Massachusetts  02110

or to such other address as the Buyer or the Seller will have specified in writing to the other.

11.7. EXHIBITS PART OF THIS PMSR FLOW AGREEMENT.

The Exhibits are incorporated by reference into this PMSR Flow Agreement, are made a part of this PMSR Flow Agreement, and will be binding on the Buyer and the Seller. The Exhibits to this PMSR Flow Agreement may not be amended or supplemented by the Buyer or the Seller without the prior written agreement of the other party.

11.8. ATTORNEYS' FEES AND COSTS.

If it is determined in a judicial proceeding that either party has failed under any provision of this PMSR Flow Agreement, and if either party will employ attorneys or incur other expenses for the enforcement, performance, or observance of the terms of this PMSR Flow Agreement, then said party, to the extent permitted by law, will be reimbursed by the losing party, for reasonable attorneys' fees and other out-of-pocket expenses.

11.10. BROKER'S FEE.

Each of the Buyer and the Seller represents and warrants to each other that it :
(a) has made no agreement to pay any agent, finder, or broker or any other representative, any fee or commission in the nature of a finder's or originator's fee arising out of or in connection with the subject matter of this PMSR Flow Agreement, except as they have otherwise disclosed in writing, and (b) is liable for any and all such fees and commissions.

11.11. ASSIGNMENT AND DELEGATION.

  No party may assign this PMSR Flow Agreement or delegate any of its functions hereunder to any other party without the prior written consent of Buyer or the respective Seller; provided, however, that either party may assign and/or delegate, in whole or in part, any of its rights under this PMSR Flow Agreement to any of its affiliates or subsidiaries without the prior written consent of the Buyer or the respective Seller.

11.12. AMENDMENT.

No amendment or modification to this PMSR Flow Agreement will be valid unless executed in writing by the Buyer and the Seller.

11.13. WAIVER.

No waiver of any right or obligation under this PMSR Flow Agreement by any party on any occasion will be deemed to operate as a waiver on any subsequent occasion.

11.14. PROVISIONS SEVERABLE.

If any provision of this PMSR Flow Agreement will be held to be void or unenforceable by any court of competent jurisdiction or any governmental regulatory agency, such provision will be considered by all parties to be severed from this PMSR Flow Agreement. All remaining provisions of this PMSR Flow Agreement will be considered by the parties to remain in full force and effect.

11.15. GOVERNING LAW.

This PMSR Flow Agreement is entered into in the state of Florida. Its construction and rights, remedies and obligations arising by, under, through, or on account of it will be governed by the laws of the State of Florida excluding its conflict of laws rules and will be deemed performable in the State of Florida.

11.16. NO AGENCY OR JOINT VENTURE CREATED.

This PMSR Flow Agreement will not be deemed to constitute the Buyer and the Seller as partners or joint venturers, nor will the Buyer or the Seller be deemed to constitute the other as its agent.

11.17. SUCCESSORS.

This PMSR Flow Agreement will inure to the benefit of and be binding upon the parties hereto and their successors and assigns. Nothing in this PMSR Flow Agreement expressed or implied is intended to confer on any person other that the parties hereto and their successors and assigns, any rights, obligations, remedies or liabilities.

11.18. FORCE MAJEURE.

No party shall be liable for delays or errors occurring by reason of circumstances beyond such party's control, including, without limitation, acts of civil, military, or banking authorities, national emergencies, labor difficulties, fire, flood or other catastrophes, acts of God, insurrection, war, riots, failure of transportation or equipment, or failure of vendors, communication or power supply.

11.19. SECTION HEADINGS.

Section headings are intended only to assist in the organization of this PMSR Flow Agreement and do not in any way limit or otherwise define the rights and liabilities of the parties.

11.20. ENTIRE AGREEMENT.

This PMSR Flow Agreement and the Exhibits to this PMSR Flow Agreement constitute the entire agreement among the parties and supersede all other prior communications and understandings, written or oral, among the parties with respect to the subject matter of this PMSR Flow Agreement. There are no contemporaneous oral agreements.

11.21. COUNTERPARTS.

This PMSR Flow Agreement may be executed in multiple counterparts each of which will be deemed an original. Regardless of the number of counterparts, the total will constitute only one agreement.

11.22. PLURALS AND GENDER.

In construing the words of this PMSR Flow Agreement, plural constructions will include the singular, and singular constructions will include plural. No significance will be attached to whether a pronoun is masculine, feminine, or neuter.

IN WITNESS WHEREOF, the Buyer and the Seller, as of the day first set forth above, have caused their seals to be affixed on this instrument to be signed on their behalf by their duly authorized officers.

BANCBOSTON MORTGAGE CORPORATION

By  /s/ Joseph K. Pickett
    ----------------------------

    Joseph K. Pickett
--------------------------------
(Print Name)

Title: Chairman


THE FIRST NATIONAL BANK OF BOSTON

By: /s/ Peter J. Manning
    ----------------------------

    Peter J. Manning
--------------------------------
(Print Name)

Title: Creative Director


BANK OF BOSTON CONNECTICUT

By: /s/ William J. Shea
    ----------------------------

    William J. Shea
--------------------------------
(Print Name)

Title: Vice Chairman



RHODE ISLAND HOSPITAL TRUST NATIONAL BANK

By: /s/ William J. Shea
    ----------------------------

    William J. Shea
--------------------------------
(Print Name)

Title: Vice Chairman




BANK OF BOSTON-FLORIDA, N.A.

By: /s/ Susan P. Hancy
    ----------------------------

    Susan P. Hancy
--------------------------------
(Print Name)

Title: Chairman

                                LIST OF EXHIBITS



EXHIBIT A             Purchase Price Percentage Schedule

EXHIBIT B             Transfer Instructions

EXHIBIT C             List of Flood Service Providers Acceptable to the Buyer

                                    EXHIBIT A
                       PURCHASE PRICE PERCENTAGE SCHEDULE

I. PURCHASE PRICE PERCENTAGE TABLE FOR PORTFOLIO MORTGAGE LOANS PURCHASED ON A FLOW BASIS.
------------------------------------------------------------------------------------------------------------------------
                         PRODUCT TYPE                           ANNUAL        BASE RATE     BASE RATE     BASE RATE
                                                                SERVICING                                  [ * ]%
                                                                                                          TO
                                                                FEE RATE       [ * ]%       [ * ]%        BASE RATE
                                                                              AND UNDER     TO BASE        [ * ]%
                                                                                            RATE
========================================================================================================================

A and A- 30-year conforming fixed rate                           [* ]%         [* ]%         [* ]%         [* ]%

A and A- 15-year conforming fixed rate                           [* ]%         [* ]%         [* ]%         [* ]%

A and A- conforming conventional ARM                             [* ]%         [* ]%         [* ]%         [* ]%

FHA 30-year fixed rate                                           [* ]%         [* ]%         [* ]%         [* ]%

FHA 15-year fixed rate                                           [* ]%         [* ]%         [* ]%         [* ]%

FHA ARM                                                          [* ]%         [* ]%         [* ]%         [* ]%

CRA low-to-moderate conventional 30-year fixed rate              [* ]%         [* ]%         [* ]%         [* ]%

CRA low-to-moderate conventional 15-year fixed rate              [* ]%         [* ]%         [* ]%         [* ]%

CRA low-to-moderate conventional ARM                             [* ]%         [* ]%         [* ]%         [* ]%

A and A- non-conforming conventional 30-year fixed rate          [* ]%         [* ]%         [* ]%         [* ]%

A and A- non-conforming conventional 15-year fixed rate          [* ]%         [* ]%         [* ]%         [* ]%

A and A- non-conforming conventional ARM                         [* ]%         [* ]%         [* ]%         [* ]%

A quality conforming 2nd mortgage loans with Escrow
Accounts                                                         [* ]%         [* ]%         [* ]%         [* ]%

A quality conforming 2nd mortgage loans w/o Escrow
Accounts                                                         [* ]%         [* ]%         [* ]%         [* ]%

A- quality conforming 2nd mortgage loans with Escrow
Accounts                                                         [* ]%         [* ]%         [* ]%         [* ]%

A- quality conforming 2nd mortgage loans w/o Escrow
Accounts                                                         [* ]%         [* ]%         [* ]%         [* ]%

A quality non-conforming 2nd mortgage loans with escrow          [* ]%         [* ]%         [* ]%         [* ]%

A quality non-conforming 2nd mortgage loans w/o Escrow
Accounts                                                         [* ]%         [* ]%         [* ]%         [* ]%

A- quality non-conforming 2nd mortgage loans with Escrow
Accounts                                                         [* ]%         [* ]%         [* ]%         [* ]%

A- quality non-conforming 2nd mortgage loans w/o Escrow
Accounts                                                         [* ]%         [* ]%         [* ]%         [* ]%

Less than A- quality mortgage loans                               TBD           TBD           TBD           TBD

------------------------------------------------------------------------------------------------------------------------

* At the 3-year anniversary of the original Servicing Agreement dated 3/1/95, and every 3 years afterwards, the servicing fee will be adjusted by the change in the consumer price index over the prior 3 years. Such change will be based upon the most recently published consumer price index.

Unless otherwise specifically indicated, all Mortgage Loans described above are first Mortgage Loans.

------------------------
* Confidential treatment requested. Confidential portion has been filed separately with the Commission.

                                    EXHIBIT A
                                    CONTINUED


II. ADJUSTMENTS TO THE PURCHASE PRICE.


- Deduct [ * ] basis points [ * ]% for VA Mortgage Loans.

- Deduct [ * ] basis points [ * ]% for First-Lien Mortgage Loans w/o Escrow Accounts for taxes and hazard insurance.

- Deduct [ * ] basis points [ * ]% for Buydown Mortgage Loans.

- Deduct [ * ] dollar [ * ] TRETS fee for each Mortgage Loan (post BayBank merger).

- Deduct [ * ] basis points [ * ]% for A, A- and CRA 30 and 15-year conforming fixed rate Mortgage Loans with original principal balances less than $100,000 and greater than or equal to $80,000.

- Deduct [ * ] basis points [ * ]% for A, A- and CRA 30 and 15-year conforming fixed rate MortgagE Loans with original principal balances less than $80,000 and greater than or equal to $60,000.

- Deduct [ * ] basis points [ * ]% for FHA or VA fixed rate Mortgage Loans with original principal balances less than $100,000 and greater than or equal to $80,000.

- Deduct [ * ] basis points [ * ]% for FHA or VA fixed rate Mortgage Loans with original principal balances less than $80,000 and greater than or equal to $60,000.

- Deduct [ * ] basis points [ * ]% for FHA or VA adjustable rate Mortgage Loans with original principal balances less than $100,000 and greater than or equal to $80,000.

- Deduct [ * ] basis points [ * ]% for FHA or VA adjustable rate Mortgage Loans with original principal balances less than $80,000 and greater than or equal to $60,000.

- The servicing released premium to be paid for Mortgage Loans with original principal balances of $60,000 or less will be negotiated on a case-by-case basis.

III. PRICING ASSUMPTIONS.

- Assumes Mortgage Loan balance is $100,000.

Note: The annual servicing fee rates shown above apply to all Servicing Rights acquired by the Buyer after March 15, 1996. All annual servicing fee rates remain the same on the Mortgage Loan portfolio existing on March 15, 1996.

------------------------
* Confidential treatment requested. Confidential portion has been filed separately with the Commission.